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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 16, 2002

SAKS INCORPORATED
(Exact name of registrant as specified in its charter)

TENNESSEE (State or other jurisdiction of incorporation)	1-13113 (Commission File Number)	62-0331040 (IRS Employer Identification No.)
750 Lakeshore Parkway Birmingham, Alabama (Address of principal executive offices)	35211 (Zip Code)

Registrant's telephone number, including area code:   (205) 940-4000

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Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.
99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

Item 9. Regulation FD Disclosure

On September 16, 2002, each of Principal Executive Officer, R. Brad Martin, and Principal Financial Officer, Douglas E. Coltharp, of Saks Incorporated submitted to the Securities and Exchange Commission (SEC) sworn statements pursuant to SEC Order No. 4-460. These sworn statements are attached hereto as Exhibit 99.1 and Exhibit 99.2.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Date: September 16, 2002	/s/ Donald E. Wright Donald E. Wright Executive Vice President and Chief Accounting Officer